Exhibit 99.2

Financial Statements of

SILICON VALLEY MANUFACTURING INC.

For the years ended December 31, 2024 and December 31, 2023

Independent Auditor’s Report

To Member or Shareholder of SVM Machining Inc.

Opinion

We have audited the accompanying financial statements of SVM Machining Inc., which comprise the statement of financial position as of December 31, 2024 and 2023, and the related statement of operations and member’s equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SVM Machining Inc. as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of SVM Machining Inc. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about SVM Machining Inc to continue as a going concern within one year after the date that the financial statements are available to be issued.

12 Greenway Plaza Suite 1100 | Houston, Texas 77046

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of SVM Machining Inc.’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about SVM Machining Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audits.

HTL CPAs & Business Advisors LLC

Houston, TX

February 1, 2026

SILICON VALLEY MANUFACTURING INC.

Statements of financial position

As of December 31, 2024 and 2023

As of:	Note	Dec 31, 2024	Dec 31, 2023
ASSETS
Current Assets
Cash		$238,990	$230,087
Accounts Receivable, net	4	184,031	84,568
Inventory	5	234,611	135,646
Prepaid Expenses		21,650	21,945
Total Current Assets		$679,282	$472,246
Property and equipment, net	6	537,270	776,045
TOTAL ASSETS		$1,216,552	$1,248,291
LIABILITIES
Current Liabilities
Accounts payable		$46,606	$6,558
Credit card payable		20,956	15,442
Loans current portion	7	473,789	272,894
Other accrued liabilities - payroll		57,161	55,002
Total Current Liabilities		$598,512	$349,896
Related party loans payable		479,299	102,465
Loans non-current	7	-	462,913
TOTAL LIABILITES		$1,077,811	$915,274
COMMITMENT AND CONTINGENCY
EQUITY
Additional Paid-in Capital	10	$10,000	$10,000
Retained Earnings	10	128,741	323,017
TOTAL EQUITY		$138,741	$333,017
TOTAL LIABILITIES AND EQUITY		$1,216,552	$1,248,291

SILICON VALLEY MANUFACTURING INC.

Statements of financial position

As of December 31, 2024 and 2023

	Note	Dec 31, 2024	Dec 31, 2023
Revenue	3	$3,042,701	$2,702,688
Total revenue		3,042,701	2,702,688
Cost of Goods Sold		$1,832,284	$1,941,897
Gross Profit		$1,210,417	$760,791
Operating expenses
Bonus		47,069	62,493
Depreciation		30,191	39,818
Entertainment		19,833	20,798
Finance Costs		35,809	77,883
General & Administration		163,807	167,793
Insurance		51,726	43,793
IT & Software		43,661	57,098
Lease		25,688	14,551
Marketing		74,643	70,800
Supplies		62,794	170,335
Professional Fees		48,915	162,267
Rental		64,221	64,299
Repairs & Maintenance		11,750	22,510
Salaries and Wages		644,129	876,122
Telephone & Communication		17,768	18,535
Travel		5,568	8,591
Utilities		27,854	30,267
Vehicles Repairs & Maintenance		29,267	16,144
Total operating expenses		$1,404,693	$1,924,097

Operating income (loss)		(194,276)	(1,163,306)

Other Income and Expenses	9	-	484,045

Total Net Income (Loss)		$(194,276)	$(679,261)

SILICON VALLEY MANUFACTURING INC.

Statements of changes in equity

Years ended December 31, 2024 and 2023

	Additional Paid-in Capital	Retained Earnings	Total Equity
Balance as at January 1, 2023	$10,000	$1,002,278	$1, 012,278
Total Net Income (Loss)	-	(679,261)	(679,261)
Balance as at December 31, 2023	$10,000	$323,017	$333,017

Balance as at January 1, 2024	$10,000	$323,017	$333,017
Total Net Income (Loss)	-	(194,276)	(194,276)
Balance as at December 31, 2024	$10,000	$128,741	$138,741

SILICON VALLEY MANUFACTURING INC.

Statements of operations

Years ended December 31, 2024 and 2023

	Dec 31, 2024	Dec 31, 2023
Operating activities
Net Income:	$(194,276)	$(679,261)
Adjustments to reconcile net income to net cash (used) provided by operating activities:
Depreciation, amortization and impairment	30,191	16,057
Changes in operating assets and liabilities:
Change in accounts receivable	(99,735)	935,367
Change in prepaid expenses	295	29,128
Change in inventory	(98,965)	(135,646)
Change in accounts payable and accrued liabilities	42,207	(21,810)
Cash flows (used) provided by operating activities	$(320,283)	$143,835

Investing activities
Proceeds from sale of equipment	-	$105,745
Cash flows provided by investing activities	-	$105,745

Financing activities
Net change in credit card borrowings	$5,514	$(3,685)
Capital contributions from owners	585,691	106,017
Repayment of loan principle	(262,018)	(225,126)
Cash flows (used) provided by financing activities	$329,187	$(122,794)

Increase(decrease) in cash	$8,903	$126,786
Cash, beginning of period	230,087	103,301
Cash, ending of period	$238,990	$230,087

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

Notes to the financial statements

For the Years ended December 31, 2024 and 2023

NOTE 1: Nature of Operations

Silicon Valley Manufacturing Inc. (the “Company”) is a California S-Corporation, formed on December 18, 2000, and incorporated in the State of California. The Company operates as a precision CNC machining and manufacturing job shop, providing custom machining, prototyping, and short-run and repeat production of components to customers primarily in the aerospace, technology, and pharmaceutical industries.

The Company’s principal place of business is located at 6520 Central Avenue, Newark, California 94560. The Company is registered with local authorities and operates under the business name Silicon Valley Mfg & Machining.

The Company derives substantially all of its revenue from machining services performed in accordance with customer purchase orders. The Company’s operations utilize specialized manufacturing equipment, including CNC machinery and related tooling, as well as inspection and quality control equipment.

NOTE 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

Management has evaluated the Company’s ability to continue as a going concern in accordance with ASC 205-40. Management believes the Company will continue as a going concern for a period of at least one year after the date the financial statements are available to be issued.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, costs and expenses and related disclosures in the accompanying notes. The estimates used for, but not limited to, the collectability of accounts receivable, inventory valuation, and fair value of long-lived assets. We have assessed the impact and are not aware of any specific events or circumstances that required an update to our estimates and assumptions or materially affected the carrying value of our assets or liabilities as of the date of issuance of this Annual Report. These estimates may change as new events occur and additional information is obtained. Actual results could differ materially from these estimates under different assumptions or conditions.

Concentration of Credit Risk

Cash and accounts receivable are the only financial instruments that are potentially subject to credit risk. The Company places its cash in credit-worthy financial institutions. Accounts receivable credit risk relate to timing differences between receiving proceeds and sales transactions. As of report date majority of the receivables have been collected.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, regulatory environment, risks associated with financing, and rapidly changing customer requirements.

Cash

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash is carried at cost, which approximates fair value.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect less allowance of credit losses. Accounts receivable are generally unsecured and arise from sales to customers in the ordinary course of business. The Company does not charge interest on past due accounts.

Allowance for Credit Losses

The Company records an allowance for credit losses in accordance with ASC 326, Financial Instruments Credit Losses. The allowance is based on management’s estimate of expected credit losses, considering historical experience, current conditions, and reasonable and supportable forecasts. Accounts are written off against the allowance when they are determined to be uncollectible. Subsequent recoveries, if any, are credited to the allowance.

Inventory

Inventory consists of raw materials, work-in-process, and finished goods and is stated at the lower of cost or net realizable value. Cost is determined using the average cost method. Work-in-process and finished goods include direct materials, direct labor, and applicable manufacturing overhead. The Company periodically reviews inventory for excess and obsolete items and records a reserve when necessary.

Property and Equipment

Property and equipment are stated at cost, less depreciation. Expenditure for repairs and maintenance are expensed as incurred. Additions and improvements that increase the useful life or productive capacity of an asset are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Estimated useful lives are generally as follows:

●	Machinery and equipment: 7 years

●	Computers: 3 years

●	Vehicles: 5 years

When assets are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in operations.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. The Company’s revenue is derived primarily from CNC machining and manufacturing services performed in accordance with customer purchase orders. The Company acts as the principal in these arrangements, as it controls the manufacturing process and the finished goods prior to transfer to the customer and is primarily responsible for fulfilling the promise to provide the specified goods or services.

Revenue is recognized at the point in time when control of the finished goods transfers to the customer, which generally occurs upon shipment or delivery in accordance with the applicable shipping terms and customer acceptance provisions.

The Company’s contracts generally include a single performance obligation to manufacture and deliver products and/or provide machining services. The transaction price is typically fixed based on agreed pricing in customer purchase orders. The Company may receive deposits or progress payments for certain orders; such amounts are recorded as contract liabilities until the related performance obligation is satisfied.

Cost of Good Sold

Cost of good sold includes direct materials, direct labor, subcontracted services, and applicable manufacturing overhead, including depreciation of manufacturing equipment and facility-related costs allocated to production.

Shipping and Handling

Shipping and handling costs billed to customers are included in revenue. Shipping and handling costs incurred by the Company are included in cost of revenue.

Income Taxes

The Company has elected to be treated as an S-Corporation for federal and state income tax purposes. Accordingly, the Company generally does not record a provision for federal income taxes, as taxable income or loss is passed through to the shareholders. The Company is subject to certain state-level taxes, including California franchise taxes, which are recognized as incurred.

The Company accounts for uncertainty in income taxes in accordance with ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition of uncertain tax positions. Management believes there are no uncertain tax positions that would require recognition or disclosure in the financial statements.

Recently Issued Accounting Standards

The Company assesses the adoption impacts of recently issued, but not yet effective, accounting standards by the Financial Accounting Standards Board on the Company’s financial statements.

There are no recently issued accounting standards which may have effect on the Company’s financial statements.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

NOTE 3: Revenue and Contract Balances

Revenue Stream

The Company generates revenue from a single operating segment and a single revenue stream, consisting of the manufacture and sale of precision machined parts and related machining services performed in accordance with customer purchase orders and approved quotations.

Contracts with Customers

Customer purchase orders generally represent a contract when issued by the customer and accepted by the Company. The Company’s contracts typically require the manufacture and delivery of machined parts that meet customer drawings, specifications, and quality requirements. Activities such as setup, tooling, programming, inspection, certification, and shipping and handling are integral to the delivery of finished products and are not separately priced.

The transaction price is generally fixed based on per-part or per-job pricing specified in customer purchase orders and approved quotations. The Company typically invoices customers upon delivery or customer pickup, at which time payment becomes unconditional.

The Company’s contracts do not generally include variable consideration such as rebates, retrospective price adjustments, or volume-based incentives. Payment terms are typically one year or less, and the Company applies the practical expedient related to significant financing components.

Contract Balances

Contract balances consist of accounts receivable, contract assets, and contract liabilities. Accounts receivable represent amounts billed to customers for which the Company has an unconditional right to consideration.

The Company invoices customers upon delivery or customer pickup and therefore does not generate contract assets. The Company does not receive customer deposits or advance payments in the ordinary course of business and therefore does not generate contract liabilities. Accordingly, the Company had no contract assets or contract liabilities as of December 31, 2024 or December 31, 2023.

Practical Expedients

The Company’s performance obligations are generally satisfied within a short period of time. Accordingly, the Company applies the practical expedient under ASC 606 and does not disclose the value of unsatisfied performance obligations, if any, as the original expected duration of its contracts is one year or less.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

NOTE 4: Accounts Receivable and Allowance for Credit Losses

Accounts Receivable

Accounts receivable represents amounts due from customers for machining services and manufactured components delivered in the ordinary course of business. Accounts receivable are generally unsecured and are recorded at net realizable value.

Accounts receivable consisted of the following at December 31:

	2024	2023
Accounts receivable, gross	184,595	$84,860
Less: allowance for credit losses	(564)	(292)
Accounts receivable, net	184,031	$84,568

Allowance for Credit Losses

The Company records an allowance for credit losses in accordance with ASC 326, Financial Instruments - Credit Losses. The allowance is based on management’s estimate of expected credit losses, considering historical experience, current conditions, and reasonable and supportable forecasts. The Company develops its estimate of expected credit losses using information about historical loss experience, current conditions, and reasonable and supportable forecasts.

Accounts are written off against the allowance when they are determined to be uncollectible. Subsequent recoveries, if any, are credited to the allowance. The allowance for credit losses was $564 and $292 as of December 31, 2024 and 2023, respectively.

NOTE 5: Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the average cost method.

Inventory consisted of the following at December 31:

	2024	2023
Work in process	$234,611	$135,646
Inventory, net	$234,611	$135,646

Work-in-Process Valuation

Work-in-process inventory is recorded based on the stage of completion of jobs in process as of year end and includes applicable direct and indirect manufacturing costs.

NOTE 6: Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are expensed as incurred. Additions and improvements that increase the useful life or productive capacity of an asset are capitalized. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in operations.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

Property and equipment consisted of the following at December 31, 2024:

	Cost	Accumulated Depreciation	Net
Machinery and equipment	$1,523,348	$(1,136,318)	$387,030
Computers	8,067	(7,891)	176
Vehicles	214,670	(64,606)	150,064
Total property and equipment	$1,746,085	$(1,208,815)	$537,270

Property and equipment consisted of the following at December 31, 2023:

	Cost	Accumulated Depreciation	Net
Machinery and equipment	$1,523,348	$(937,343)	$586,005
Computers	8,067	(7,534)	533
Vehicles	214,670	(25,163)	189,507
Total property and equipment	$1,746,085	$(970,040)	$776,045

During the years ended December 31, 2024 and 2023, we recorded depreciation expense of $238,775 and $219,807, respectively.

NOTE 7: Loans

The Company maintains various financing arrangements primarily related to the purchase of manufacturing machinery, equipment, and vehicles used in operations. These arrangements consist of term loans with commercial lenders and U.S. Small Business Administration (“SBA”) guaranteed loans. Substantially all such borrowings are secured by the related financed assets and, in certain cases, by substantially all business assets.

Loans outstanding balance consisted of the following as of December 31:

	2024	2023
Current portion of the long-term loan	$473,789	$272,894
Long-term portion of loan	-	462,913
Total notes payable and term debt	$473,789	$735,807

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

Machinery, Equipment, and Vehicle Financing

The Company’s term loan consisted of multiple loans obtained to finance CNC machining centers, lathes, related manufacturing equipment, and vehicles used in operations. These loans include SBA 7(a) guaranteed facilities with Chase Bank and equipment financing arrangements with U.S. Bank and Mitsubishi HC.

The loans require monthly principal and interest payments and bare interest at fixed rates based on the prime rate plus an applicable margin. Vehicle loans were included within the above balances and were secured by the related vehicles. Interest expense related to these borrowings is included in finance costs in the accompanying statements of operations.

Interest Expense

Interest expense recognized on loans was approximately as follows:

	2024	2023
Machine and equipment loans	$21,546	$34,765
Vehicle Loans	6,729	1,440
Total interest expense on debt	$28,275	$36,205

Subsequent Repayment of Debt and Current Classification

As of December 31, 2024, the Company classified the entire outstanding term debt balance as current based on management’s expectation and intent to repay the borrowings within the subsequent twelve- month period. Subsequent to year end, the Company repaid all outstanding machinery and equipment loan balances in March 2025 and all vehicle loan balances in December 2025.

NOTE 8: Related Party Transactions

The Company’s owners also serve as members of management. Related parties include the Company’s owners, management, and entities controlled by such individuals. The Company may enter into transactions with related parties in the ordinary course of business, and management believes that all such transactions are conducted on terms consistent with those that would be obtained in arm’s-length transactions with unaffiliated third parties.

The Company leases its operating facility from an entity that is controlled by the Company’s owners and under month-to-month lease. Rent expense under this arrangement is based on market rates, as determined by management.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

During the years ended December 31, 2024 and 2023, the Company had the following related party balances:

	2024	2023
Mark loan to SVM	$240,963	102,465
Mark loan to SVM	238,336	-
	$479,299	102,465

The loan receivable represents amounts advanced by Mark (the Company’s owner) to the Company in the ordinary course of business. The loan is unsecured, non-interest bearing, and is included in the accompanying balance sheets.

For the years ended December 31, 2024 and 2023, the Company had the following related party transactions:

	2024	2023
Rent expense	$64,221	$64,229
Rent capitalized to inventory (overhead)	235,779	235,771
Owner compensation expense	353,219	574,831
Owner bonus expense	47,069	62,493

NOTE 9: Other Income and Expenses

Other income and expenses primarily includes (i) gains and losses on the disposal of machinery and equipment and (ii) amounts recognized from Employee Retention Credit (“ERC”) refunds. During the year ended December 31, 2023, the Company recognized a gain of $56,254 on the sale of machinery and equipment (proceeds less carrying value) and recognized $427,791 of ERC refunds related to payroll tax credits claimed for prior periods. These amounts are included in other income and expenses in the accompanying statements of operations.

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements

NOTE 10: Equity

The Company is authorized to issue common shares with no par value. As of December 31, 2024 and 2023, there were no changes to the Company’s authorized share structure and no shares issued and outstanding.

Additional Paid-in Capital

Additional paid-in capital represents amounts contributed by the Company’s shareholders in excess of stated capital. Additional paid-in capital totaled $10,000 as of both December 31, 2024 and December 31, 2023.

Retained Earnings

Retained earnings represent the accumulated earnings and losses of the Company since inception, net of distributions to shareholders. As of December 31, 2024, retained earnings were $128,741, compared to $323,017 as of December 31, 2023. The decrease in retained earnings during the year ended December 31, 2024 was primarily attributable to a net loss of $194,276 for the year.

NOTE 11: Subsequent Events

The Company has evaluated subsequent events through February 1, 2026, which is the date the financial statements were available to be issued, as required by ASC 855, Subsequent Events.

Subsequent to year end, the Company initiated a process to pursue a potential sale of the Company (or substantially all of its assets). As of February, 1, 2026, no definitive agreement had been executed and the sale process remained ongoing. Accordingly, no amounts have been recognized in the accompanying financial statements related to this matter.

Additionally, subsequent to year end, the Company repaid all outstanding loan balances by December 2025. Accordingly, no amounts related to this repayment have been recognized in the accompanying financial statements.

Other than the matters described above, the Company did not identify any subsequent events that require recognition in the financial statements or disclosure in the notes.

Financial Statements of

SILICON VALLEY MANUFACTURING INC.

For the three and nine months ended September 30, 2025 and 2024 (Unaudited)

SILICON VALLEY MANUFACTURING INC.

Statements of financial position (unaudited)

As of:	Note	Sept 30, 2025	Dec 31, 2024
ASSETS
Current Assets
Cash		$15,993	$238,990
Accounts Receivable, net	4	176,683	184,031
Inventory	5	43,890	234,611
Prepaid Expenses		-	21,650
Total Current Assets		$236,566	$679,282

Property and equipment, net	6	358,663	537,270
TOTAL ASSETS		$595,229	$1,216,552

LIABILITIES
Current Liabilities
Accounts payable		$73,716	$46,606
Credit card payable		15,610	20,956
Loans current portion	7	103,853	473,789
Other accrued liabilities - payroll		282	57,161
Total Current Liabilities		$193,461	$598,512

Related party loans payable		818,782	479,299
TOTAL LIABILITES		$1,012,243	$1,077,811

COMMITMENT AND CONTINGENCY

EQUITY
Additional Paid-in Capital	9	$10,000	$10,000
Retained Earnings	9	(427,014)	128,741

TOTAL EQUITY		$(417,014)	$138,741
TOTAL LIABILITIES AND EQUITY		$595,229	$1,216,552

1

SILICON VALLEY MANUFACTURING INC.

Statements of operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$487,599	$705,999	$1,547,933	$2,238,635
Total revenue	487,599	705,999	1,547,933	2,205,957
Cost of Goods Sold	539,082	568,107	1,296,713	1,461,341
Gross Profit	(51,483)	137,892	251,220	777,294

Operating expenses
Bonus	-	47,069	-	47,069
Depreciation	7,906	7,853	20,705	21,505
Entertainment	3,559	-	13,058	18,900
Finance Costs	1,530	3,013	8,314	30,625
General & Administration	42,136	39,493	72,822	58,024
Insurance	17,579	14,161	52,127	30,970
IT & Software	8,642	14,105	27,835	28,292
Lease	-	3,358	-	10,074
Marketing	17,967	14,182	45,795	45,682
Supplies	-	10,544	-	62,794
Professional Fees	2,828	8,250	43,936	42,627
Rental	12,075	11,532	42,364	48,193
Repairs & Maintenance	1,818	3,729	8,092	5,284
Salaries and Wages	142,562	168,512	410,408	512,775
Telephone & Communication	3,703	2,861	9,766	10,690
Travel	22	138	3,936	4,563
Utilities	11,694	12,446	20,653	18,440
Vehicles Repairs & Maintenance	5,922	7,225	27,164	24,865
Total operating expenses	279,943	368,471	806,975	1,021,372

Operating income (loss)	(331,426)	(230,579)	(555,755)	(244,078)
Other Income and Expenses	-	-	-	-

Total Net Income (Loss)	$(331,426)	$(230,579)	$(555,755)	$(244,078)

2

SILICON VALLEY MANUFACTURING INC.

Statements of changes in equity (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Additional Paid-in Capital	10,000	10,000	10,000	10,000

Retained Earnings

Beginning Balance (07/01/2025,07/01/2024,01/01/2025,01/01/2024)	(95,588)	309,518	128,741	323,017
Net Income (loss)	(331,426)	(230,579)	(555,755)	(244,078)
Ending Balance	(427,014)	78,939	(427,014)	78,939

Total Equity	(417,014)	88,939	(417,014)	88,939

3

SILICON VALLEY MANUFACTURING INC.

Statements of cash flow (unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net Income:	$(555,755)	$(244,078)
Adjustments to reconcile net income to net cash (used) provided by operating activities:
Depreciation, amortization and impairment	20,705	21,505
Changes in operating assets and liabilities:
Change in accounts receivable	(1,768)	(72,347)
Change in prepaid expenses	21,651	523
Change in inventory	190,721	(62,596)
Change in accounts payable and accrued liabilities	27,110	36,475
Cash flows (used) provided by operating activities	$(297,336)	$(320,518)

Financing activities
Net change in credit card borrowings	(5,346)	6,732
Capital contributions from owners	519,003	391,119
Repayment of loan principle	(439,318)	(197,103)

Cash flows (used) provided by financing activities	74,339	200,748
Increase(decrease) in cash	(222,997)	(119,770)
Cash, beginning of period	238,990	230,087
Cash, ending of period	15,993	110,317

4

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

Notes to the financial statements (unaudited)

As of September 30, 2025 and December 31, 2024, and for the three and nine months ended
September 30, 2025 and 2024 (Unaudited)

NOTE 1: Nature of Operations

Silicon Valley Manufacturing Inc. (the “Company”) is a California S-Corporation, formed on December 18, 2000, and incorporated in the State of California. The Company operates as a precision CNC machining and manufacturing job shop, providing custom machining, prototyping, and short-run and repeat production of components to customers primarily in the aerospace, technology, and pharmaceutical industries.

The Company’s principal place of business is located at 6520 Central Avenue, Newark, California 94560. The Company is registered with local authorities and operates under the business name Silicon Valley Mfg & Machining.

The Company derives substantially all of its revenue from machining services performed in accordance with customer purchase orders. The Company’s operations utilize specialized manufacturing equipment, including CNC machinery and related tooling, as well as inspection and quality control equipment.

NOTE 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information.

In management’s opinion, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the Company’s financial position as of September 30, 2025, and its results of operations, and changes in equity for the three and nine months ended September 30, 2025 and 2024 and cash flows for the nine months ended September 30, 2025 and 2024, have been included. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year.

Going Concern

Management has evaluated the Company’s ability to continue as a going concern in accordance with ASC 205-40. Management believes the Company will continue as a going concern for a period of at least one year after the date the financial statements are available to be issued.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, costs, and expenses and related disclosures. Significant estimates include, but are not limited to, the collectability of accounts receivable, inventory valuation, and the fair value of long-lived assets. Actual results could differ materially from those estimates Management has assessed the impact of current conditions and is not aware of any events or circumstances that would require material changes to its estimates or assumptions as of September 30, 2025. Actual results could differ from those estimates.

5

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

Concentration of Credit Risk

Cash and accounts receivable are the only financial instruments that are potentially subject to credit risk. The Company places its cash in credit-worthy financial institutions. Accounts receivable credit risk relate to timing differences between receiving proceeds and sales transactions.. Subsequent to September 30, 2025, substantially all accounts receivable had been collected.

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, regulatory environment, risks associated with financing, and rapidly changing customer requirements.

Cash

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash is carried at cost, which approximates fair value.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect less allowance of recredit losses. Accounts receivable are generally unsecured and arise from sales to customers in the ordinary course of business. The Company does not charge interest on past due accounts.

Allowance for Credit Losses

The Company records an allowance for credit losses in accordance with ASC 326, Financial Instruments Credit Losses. The allowance is based on management’s estimate of expected credit losses, considering historical experience, current conditions, and reasonable and supportable forecasts. Accounts are written off against the allowance when they are determined to be uncollectible. Subsequent recoveries, if any, are credited to the allowance.

Inventory

Inventory consists of raw materials, work-in-process, and finished goods and is stated at the lower of cost or net realizable value. Cost is determined using the average cost method. Work-in-process and finished goods include direct materials, direct labor, and applicable manufacturing overhead. The Company periodically reviews inventory for excess and obsolete items and records a reserve when necessary.

Property and Equipment

Property and equipment are stated at cost, less depreciation. Expenditure for repairs and maintenance are expensed as incurred. Additions and improvements that increase the useful life or productive capacity of an asset are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Estimated useful lives are generally as follows:

●	Machinery and equipment: 7 years

●	Computers: 3 years

●	Vehicles: 5 years

6

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

When assets are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in operations.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. The Company’s revenue is derived primarily from CNC machining and manufacturing services performed in accordance with customer purchase orders. The Company acts as the principal in these arrangements, as it controls the manufacturing process and the finished goods prior to transfer to the customer and is primarily responsible for fulfilling the promise to provide the specified goods or services.

Revenue is recognized at the point in time when control of the finished goods transfers to the customer, which generally occurs upon shipment or delivery in accordance with the applicable shipping terms and customer acceptance provisions.

The Company’s contracts generally include a single performance obligation to manufacture and deliver products and/or provide machining services. The transaction price is typically fixed based on agreed pricing in customer purchase orders. The Company may receive deposits or progress payments for certain orders; such amounts are recorded as contract liabilities until the related performance obligation is satisfied.

Cost of Good Sold

Cost of good sold includes direct materials, direct labor, subcontracted services, and applicable manufacturing overhead, including depreciation of manufacturing equipment and facility-related costs allocated to production.

Shipping and Handling

Shipping and handling costs billed to customers are included in revenue. Shipping and handling costs incurred by the Company are included in cost of revenue.

Income Taxes

The Company has elected to be treated as an S-Corporation for federal and state income tax purposes. Accordingly, the Company generally does not record a provision for federal income taxes, as taxable income or loss is passed through to the shareholders. The Company is subject to certain state-level taxes, including California franchise taxes, which are recognized as incurred.

The Company accounts for uncertainty in income taxes in accordance with ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition of uncertain tax positions. Management believes there are no uncertain tax positions that would require recognition or disclosure in the financial statements.

7

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

Recently Issued Accounting Standards

The Company assesses the adoption impacts of recently issued, but not yet effective, accounting standards by the Financial Accounting Standards Board on the Company’s financial statements.

There are no recently issued accounting standards which may have effect on the Company’s financial statements.

NOTE 3: Revenue and Contract Balances

The Company generates revenue from a single operating segment and a single revenue stream, consisting of the manufacture and sale of precision machined parts and related machining services performed in accordance with customer purchase orders and approved quotations.

The Company invoices customers upon delivery or pickup and therefore does not generate contract assets. The Company does not receive advance payments in the ordinary course of business and did not have contract assets or contract liabilities as of September 30, 2025 or December 31, 2024.

NOTE 4: Accounts Receivable and Allowance for Credit Losses

Accounts Receivable

Accounts receivable represents amounts due from customers for machining services and manufactured components delivered in the ordinary course of business. Accounts receivable are generally unsecured and are recorded at net realizable value.

Accounts receivable consisted of the following:

	September 30, 2025	December 31, 2024
Accounts receivable, gross	177,312	184,595
Less: allowance for credit losses	(629)	(564)
Accounts receivable, net	176,683	184,031

Allowance for Credit Losses

The Company records an allowance for credit losses in accordance with ASC 326, Financial Instruments - Credit Losses. The allowance is based on management’s estimate of expected credit losses, considering historical experience, current conditions, and reasonable and supportable forecasts. The Company develops its estimate of expected credit losses using information about historical loss experience, current conditions, and reasonable and supportable forecasts.

Accounts are written off against the allowance when they are determined to be uncollectible. Subsequent recoveries, if any, are credited to the allowance. The allowance for credit losses was $629 and $564 as of September 30, 2025 and December 31, 2024, respectively.

8

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

NOTE 5: Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined using the average cost method.

Inventory consisted of the following:

	September 30, 2025	December 31, 2024
Work in process	$43,890	$234,611
Inventory, net	$43,890	$234,611

The Company periodically reviews inventory for excess and obsolete items and records a reserve when necessary based on management’s estimate of net realizable value.

Work-in-Process Valuation

Work-in-process inventory is recorded based on the stage of completion of jobs in process as of the reporting date and includes applicable direct and indirect manufacturing costs.

NOTE 6: Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are expensed as incurred. Additions and improvements that increase the useful life or productive capacity of an asset are capitalized. When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in operations.

Property and equipment consisted of the following at September 30, 2025:

	Cost	Accumulated Depreciation	Net
Machinery and equipment	$1,523,348	$(1,285,292)	$238,056
Computers	8,067	(8,023)	44
Vehicles	214,670	(94,107)	120,563
Total property and equipment	$1,746,085	$(1,387,422)	$358,663

9

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

Property and equipment consisted of the following at December 31, 2024:

	Cost	Accumulated Depreciation	Net
Machinery and equipment	$1,523,348	$(1,136,318)	$387,030
Computers	8,067	(7,891)	176
Vehicles	214,670	(64,606)	150,064
Total property and equipment	$1,746,085	$(1,208,815)	$537,270

During the nine month period ended September 30, 2025 and September 30, 2024, we incurred depreciation amounts of $178,607 and $179,081, respectively. Of these amounts, depreciation expense recognized in the statements of operations was $20,705 for 2025 and $21,505 for 2024, with the remaining depreciation capitalized to overheads.

During the three month period ended September 30, 2025 and September 30, 2024, we incurred depreciation amounts of $59,694 and $59,536, respectively. Of these amounts, depreciation expense recognized in the statements of operations was $7,906 for 2025 and $7,853 for 2024, with the remaining depreciation capitalized to overheads.

NOTE 7: Loans

The Company maintains various financing arrangements primarily related to the purchase of manufacturing machinery, equipment, and vehicles used in operations. These arrangements consist of term loans with commercial lenders and U.S. Small Business Administration (“SBA”) guaranteed loans. Substantially all such borrowings are secured by the related financed assets and, in certain cases, by substantially all business assets.

Loans outstanding balance was as at:

	September 30, 2025	December 31, 2024
Current portion of the long-term loan	$103,853	$473,789
Long-term portion of loan	-	-
Total notes payable and term debt	$103,853	$473,789

Machinery, Equipment, and Vehicle Financing

Prior to repayment, the Company’s term debt consisted of multiple loans obtained to finance CNC machining centers, lathes, related manufacturing equipment, and vehicles used in operations. These arrangements included SBA 7(a)–guaranteed facilities with Chase Bank and equipment financing arrangements with U.S. Bank and Mitsubishi HC.

The loans required monthly principal and interest payments and bore interest at fixed or variable rates based on the prime rate plus an applicable margin. Vehicle loans were secured by the related vehicles. Interest expense related to these borrowings was included in interest expense in the accompanying statements of operations.

10

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

Interest Expense

Interest expense recognized on loans was approximately as follows:

	Three Months Ended Sept 30, 2025	Three Months Ended Sep 30, 2024	Nine Months Ended Sept 30, 2025	Nine Months Ended Sep 30, 2024
Machine and equipment loans	-	$3,243	$3,792	$21,703
Vehicle Loans	$1,279	$1,593	4,136	5,169
Total interest expense on debt	$1,279	$4,836	$7,928	$26,872

Repayment of Debt

During the nine months ended September 30, 2025, the Company repaid all outstanding machinery loan balances in March 2025. Subsequent to September 30, 2025, the Company repaid all outstanding vehicle loan balances in December 2025. As a result, the Company had no outstanding machinery loan balances subsequent to September 30, 2025.

NOTE 8: Related Party Transactions

The Company’s owners also serve as members of management. Related parties include the Company’s owners, management, and entities controlled by such individuals. The Company may enter into transactions with related parties in the ordinary course of business, and management believes that all such transactions are conducted on terms consistent with those that would be obtained in arm’s-length transactions with unaffiliated third parties.

The Company leases its operating facility from an entity that is controlled by the Company’s owners and under month-to-month lease. Rent expense under this arrangement is based on market rates, as determined by management.

Related-party loan balances consisted of the following:

	September 30, 2025	December 31, 2024
Mark loan to SVM	$201,085	$240,963
Mark loan to SVM	617,697	238,336
	$818,782	$479,299

The loan receivable represents amounts advanced by Mark (the Company’s owner) to SVM (the Company) in the ordinary course of business. The loan is unsecured, non-interest bearing, and is included in the accompanying balance sheets.

11

SILICON VALLEY MANUFACTURING INC.

Notes to the financial statements (unaudited)

For the nine months ended September 30, 2025 and 2024, the Company had the following related party transactions:

	September 30, 2025	September 30, 2024
Rent expense	$42,364	$48,193
Rent capitalized to inventory (overhead)	184,500	184,500
Owner compensation expense	214,455	274,581
Owner bonus expense	-	47,069

NOTE 9: Equity

The Company is authorized to issue common shares with no par value. As at September 30, 2025 and December 31, 2024, there were no changes to the Company’s authorized share structure and no shares issued and outstanding.

Additional Paid-in Capital

Additional paid-in capital represents amounts contributed by the Company’s shareholders in excess of stated capital. Additional paid-in capital totaled $10,000 as at both September 30, 2025 and December 31, 2024.

Retained Earnings

Retained earnings represent the accumulated earnings and losses of the Company since inception, net of distributions to shareholders. As of September 30, 2025, retained earnings were ($427,014), compared to $128,742 as of December 31, 2024. The change in retained earnings during the nine months ended September 30, 2025 was primarily attributable to the Company’s net results of operations for the period.

NOTE 10: Subsequent Events

The Company has evaluated subsequent events through February 1 2026, in accordance with ASC 855, Subsequent Events.

The Company continued to pursue a potential sale of the Company (or substantially all of its assets). As of February, 1, 2026, no definitive agreement had been executed and the sale process remained ongoing. Accordingly, no amounts have been recognized in the accompanying financial statements related to this matter.

The Company repaid its outstanding vehicle loan balances in December 2025. This repayment did not require recognition in the accompanying interim financial statements.

Other than the matters described above, the Company did not identify any subsequent events that require recognition in the financial statements or disclosure in the notes.

12